Subsequent Events	12 Months Ended
Dec. 31, 2011
Subsequent Events [Abstract]
Subsequent Events
16.	Subsequent Events

The Company evaluated all material events occurring subsequent to the balance sheet date for events requiring disclosure or recognition in the consolidated financial statements.

Effective January 1, 2012, one or more subsidiaries of the Company completed the acquisition of Moses Taylor Healthcare System, located in northeast Pennsylvania. This healthcare system includes Moses Taylor Hospital in Scranton, Pennsylvania (217 licensed beds) and Mid-Valley Hospital in Peckville, Pennsylvania (25 licensed beds). The total cash consideration paid at closing for long-lived assets was approximately $152.0 million and for preliminary net working capital was approximately $10.0 million.

On January 24, 2012, the Company announced that one or more subsidiaries of the Company have executed a definitive agreement to acquire substantially all of the assets of Memorial Health Systems in York, Pennsylvania. Memorial Health Systems includes 100-bed Memorial Hospital, the Surgical Center of York and other outpatient and ancillary services.

On February 2, 2012, the Company completed an additional amendment and restatement of the Credit Facility, which extended by two and a half years, until January 25, 2017, the maturity date of an additional $1.6 billion of the existing non-extended term loans under the Credit Facility and increased the pricing on the newly extended term loans by 125 basis points. The maturity date of the balance of the term loans of approximately $2.9 billion remained unchanged at July 25, 2014.